EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED
PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Spire Corporation (the “Company”) on Form 10-Q (the “Report”) for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof, I, Robert S. Lieberman, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 9, 2012	By:	/s/ Robert S. Lieberman
Robert S. Lieberman
Chief Financial Officer and Treasurer